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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 FORM 8 - K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               September 12, 2006

                        THE BANK OF NEW YORK COMPANY, INC.
                        ----------------------------------
              (exact name of registrant as specified in its charter)


  NEW YORK                 001-06152               13-2614959
  --------                 ---------               ---------
(State or other jurisdiction  (Commission       (I.R.S. employer
 of incorporation)             file number)      identification number)


         One Wall Street, New York, NY                       10286
         -----------------------------                       -----
    (Address of principal executive offices)                (Zip code)

                                    212-495-1784
                                    ------------
                  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01   Regulation FD Disclosure

On September 12, 2006, the Board of Directors of The Bank of New York
Company, Inc. (the "Company"), amended the Company's Corporate Governance Guidelines. Under the amended guidelines, any nominee for director who fails to receive more "for" votes than "withhold" votes in an uncontested election is required to submit his or her resignation to the Presiding Director.
The Presiding Director will refer the matter to the Nominating and Governance Committee, which will recommend to the Board whether to accept the tendered resignation or reject it. Within 90 days of the certification of the election, the Board will act on the Nominating and Governance Committee's recommendation. On a Form 8-K, the Company will promptly disclose its decision whether to accept the director's resignation as tendered. The text of the complete provision of the guidelines regarding the election of directors is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference in its entirety.

This provision on voting for directors will be summarized or included in the Company's annual proxy statement. The Company provides access to its updated Corporate Governance Guidelines through its website at www.bankofny.com.


ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

Index to and Description of Exhibits

(d)  Exhibit No.     Description
     -----------     -----------
        99.1	     Section 1.D. of the Company's Corporate Governance
                     Guidelines regarding the election of directors.



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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 25, 2006


                                    THE BANK OF NEW YORK COMPANY, INC.
                                     (Registrant)


                                    By: /s/ Bart Schwartz
                                    -------------------------
                                    Name:  Bart Schwartz
                                    Title: Secretary and
                                           Corporate Governance Officer




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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------
    99.1	Section 1.D. of the Company's Corporate Governance Guidelines
                regarding the election of directors.